BOK FINANCIAL CORPORATION                                    EXHIBIT 99 (b)
 (In thousands, except ratio and per share data)

                                                                Period End Balances                       Average Balances
                                                         ------------------------------------   -----------------------------------
                                                                      June 30,                         Quarter Ended June 30,
                                                         ------------------------------------   -----------------------------------
 BALANCE SHEETS                                              2005                 2004               2005                 2004
                                                         --------------     -----------------   ----------------    ---------------

 ASSETS
 Cash and due from banks                                     $ 653,047             $ 574,549          $ 552,600          $ 507,731
 Trading securities                                             10,588                15,133             11,639             23,513
 Funds sold and resell agreements                               27,176               148,035             21,170             16,284
 Securities:
   Available for sale                                        4,887,966             4,572,027          4,825,706          4,667,580
   Investment                                                  220,401               205,933            220,840            200,160
                                                         --------------     -----------------   ----------------    ---------------
 Total securities                                            5,108,367             4,777,960          5,046,546          4,867,740
 Loans:
   Commercial                                                4,813,921             4,333,701          4,716,278          4,347,041
   Commercial real estate                                    1,910,535             1,589,542          1,871,830          1,594,192
   Residential mortgage                                      1,225,061             1,159,433          1,200,340          1,163,186
   Consumer                                                    565,163               442,424            553,042            443,838
                                                         --------------     -----------------   ----------------    ---------------
 Total loans                                                 8,514,680             7,525,100          8,341,490          7,548,257
 Less reserve for loan losses                                 (108,885)             (114,704)          (111,056)          (117,109)
                                                         --------------     -----------------   ----------------    ---------------
 Total loans, net                                            8,405,795             7,410,396          8,230,434          7,431,148
 Premises and equipment, net                                   174,526               173,798            173,421            173,184
 Accrued revenue receivable                                     82,868                76,422             75,762             65,789
 Intangible assets, net                                        260,279               246,539            259,702            247,667
 Mortgage servicing rights, net                                 46,200                53,000             47,587             50,173
 Real estate and other repossessed assets                        5,062                 4,776              3,171              5,876
 Receivable on unsettled security transactions                       -                 8,018                  -                  -
 Bankers' acceptances                                           40,949                18,783             30,176             21,713
 Derivative contracts                                          690,015               294,900            600,341            285,311
 Other assets                                                  367,603               199,888            341,985            172,397
                                                         --------------     -----------------   ----------------    ---------------
 TOTAL ASSETS                                             $ 15,872,475          $ 14,002,197       $ 15,394,534       $ 13,868,526
                                                         ==============     =================   ================    ===============



 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                                  $ 1,749,948           $ 1,877,492        $ 1,586,248        $ 1,799,249
   Interest-bearing transaction                              4,277,000             3,892,166          4,323,513          3,859,706
   Savings                                                     160,328               169,826            166,426            173,566
   Time                                                      3,713,530             3,670,825          3,710,338          3,565,324
                                                         --------------     -----------------   ----------------    ---------------
 Total deposits                                              9,900,806             9,610,309          9,786,525          9,397,845
 Funds purchased and
   repurchase agreements                                     2,123,589             1,497,685          2,160,031          1,565,922
 Other borrowings                                            1,059,694             1,016,327            914,968          1,009,871
 Subordinated debentures                                       297,882               151,538            200,038            152,799
 Accrued interest, taxes, and expense                           66,026                49,692             76,719             59,740
 Bankers' acceptances                                           40,949                18,783             30,176             21,713
 Due on unsettled security transactions                         99,664                     -             72,543                733
 Derivative contracts                                          699,637               307,102            614,307            292,019
 Other liabilities                                             103,253                91,686             98,969             92,776
                                                         --------------     -----------------   ----------------    ---------------
 TOTAL LIABILITIES                                          14,391,500            12,743,122         13,954,276         12,593,418
 Shareholders' Equity:
   Shareholders' equity                                      1,512,012             1,307,039          1,476,106          1,277,036
   Unrealized securities gains (losses)                        (31,037)              (47,964)           (35,848)            (1,928)
                                                         --------------     -----------------   ----------------    ---------------
 TOTAL SHAREHOLDERS' EQUITY                                  1,480,975             1,259,075          1,440,258          1,275,108
                                                         --------------     -----------------   ----------------    ---------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                                   $ 15,872,475          $ 14,002,197       $ 15,394,534       $ 13,868,526
                                                         ==============     =================   ================    ===============



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
                                                                For the Quarter Ended                  For the Six Months Ended
                                                         ------------------------------------   -----------------------------------
                                                                      June 30,                                June 30,
                                                         ------------------------------------   -----------------------------------
 STATEMENTS OF EARNINGS                                      2005                 2004               2005                 2004
                                                         --------------     -----------------   ----------------    ---------------

 Interest revenue                                            $ 186,334             $ 147,833          $ 356,638          $ 294,170
 Interest expense                                               73,801                42,644            136,511             85,774
                                                         --------------     -----------------   ----------------    ---------------
 Net interest revenue                                          112,533               105,189            220,127            208,396
 Provision for credit losses                                     2,015                 3,987              4,015             11,014
                                                         --------------     -----------------   ----------------    ---------------
 Net interest revenue after
   provision for credit losses                                 110,518               101,202            216,112            197,382

 Other operating revenue
   Brokerage and trading revenue                                10,404                11,166             21,740             21,177
   Transaction card revenue                                     17,979                16,817             34,522             31,541
   Trust fees and commissions                                   16,259                13,939             32,275             27,648
   Service charges and fees on deposit accounts                 25,347                23,928             47,520             46,083
   Mortgage banking revenue                                      8,550                 7,555             14,128             15,299
   Leasing revenue                                                 669                   860              1,342              1,747
   Other revenue                                                 7,491                 5,774             14,215             12,398
                                                         --------------     -----------------   ----------------    ---------------
  Total fees and commissions                                    86,699                80,039            165,742            155,893
   Gain on sale of assets                                        5,937                    35              6,909                719
   Gain (loss) on securities, net                                2,266               (11,005)              (371)            (6,728)
   Gain (loss) on derivatives, net                                (311)                  201                467               (794)
                                                         --------------     -----------------   ----------------    ---------------
   Total other operating revenue                                94,591                69,270            172,747            149,090

 Other operating expense
   Personnel                                                    65,333                59,810            123,772            118,019
   Business promotion                                            3,870                 3,831              8,300              7,181
   Contribution of stock to BOK Charitable Foundation                -                     -                  -              4,125
   Professional fees and services                                4,492                 3,994              8,111              7,893
   Net occupancy and equipment                                  12,650                11,732             24,744             23,583
   Data processing and communications                           16,381                15,270             31,480             29,911
   Printing, postage and supplies                                3,629                 3,130              7,244              6,447
   Net (gains) losses and operating expenses
     on repossessed assets                                         316                  (169)               624                (55)
   Amortization of intangible assets                             1,808                 2,121              3,345              4,259
   Mortgage banking costs                                        3,387                 4,433              7,000             10,276
   Provision (recovery) for impairment of mortgage
     servicing rights                                            7,088               (10,865)             1,464             (7,162)
   Other expense                                                 7,056                 5,705             12,085             10,963
                                                         --------------     -----------------   ----------------    ---------------
 Total other operating expense                                 126,010                98,992            228,169            215,440

 Income before taxes                                            79,099                71,480            160,690            131,032
 Federal and state income tax                                   28,634                25,947             58,170             46,347
                                                         --------------     -----------------   ----------------    ---------------

 Net Income                                                   $ 50,465              $ 45,533          $ 102,520           $ 84,685
                                                         ==============     =================   ================    ===============

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

                                                                For the Quarter Ended                  For the Six Months Ended
                                                         ------------------------------------   -----------------------------------
                                                                      June 30,                                 June 30,
                                                         ------------------------------------   -----------------------------------
 FINANCIAL DATA                                               2005                 2004               2005                2004
                                                         --------------     -----------------   ----------------    ---------------

 Capital:
   Average equity                                          $ 1,440,258           $ 1,275,108        $ 1,425,918        $ 1,262,988
   Period-end equity                                       $ 1,480,975           $ 1,259,075        $ 1,480,975        $ 1,259,075
   Risk-based capital ratios:
     Tier 1                                                      9.85%                 9.79%
     Total capital                                              12.55%                11.90%
   Leverage ratio                                                8.07%                 7.52%

 Common stock:
   Book value per share                                        $ 22.29               $ 21.03            $ 22.29            $ 21.03
                                                         ==============     =================   ================    ===============

   Basic earnings per share                                     $ 0.79                $ 0.76             $ 1.66             $ 1.42
                                                         ==============     =================   ================    ===============

   Diluted earnings per share                                   $ 0.75                $ 0.68             $ 1.53             $ 1.27
                                                         ==============     =================   ================    ===============

 Period end common shares outstanding                       66,454,330            59,163,047         66,454,330         59,163,047

 Average shares outstanding:
     Basic                                                  63,779,343            59,146,624         61,618,602         59,098,913
     Diluted                                                66,986,428            66,719,734         66,967,146         66,688,766

 Key ratios:
   Return on average assets                                      1.31%                 1.32%              1.38%              1.24%
   Return on average equity                                     14.05%                14.36%             14.50%             13.48%
   Net interest margin                                           3.45%                 3.46%              3.45%              3.46%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                           $ 40,527              $ 57,610
   Real estate and other repossessed assets                      5,062                 4,776
                                                         --------------     -----------------
                 Total nonperforming assets                   $ 45,589              $ 62,386
                                                         ==============     =================

   90 days past due                                            $ 7,125              $ 10,280
                                                         ==============     =================

 Gross charge-offs                                             $ 5,044               $ 6,672           $ 10,868           $ 14,634
 Recoveries                                                      2,757                 1,752              5,403              3,886
                                                         --------------     -----------------   ----------------    ---------------
 Net charge-offs                                               $ 2,287               $ 4,920            $ 5,465           $ 10,748
                                                         ==============     =================   ================    ===============

 Key ratios:
   Reserve for loan losses to period end loans (A)               1.29%                 1.54%
   Combined reserves for credit losses to period end loans (A)   1.50%                 1.73%
   Nonperforming assets to period
     end loans (A) and repossessed assets                        0.54%                 0.84%
   Net charge-offs (annualized) to average loans (A)             0.11%                 0.26%              0.14%              0.29%
   Reserve for loan losses to nonperforming loans              268.67%               199.10%
   Combined reserves for credit losses to nonperforming loans  312.81%               223.75%

 (A) Excluding residential mortgage loans held for sale.

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

                                                                For the Quarter Ended                  For the Six Months Ended
                                                         ------------------------------------   -----------------------------------
                                                                      June 30,                                 June 30,
                                                         ------------------------------------   -----------------------------------
                                                              2005                2004                2005                2004
                                                         --------------     -----------------   ----------------    ---------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions                $ 13,237,745          $ 12,351,479       $ 12,997,774       $ 12,243,409
 Average total assets                                     $ 15,394,534          $ 13,868,526       $ 14,982,677       $ 13,703,162
 Average equity                                            $ 1,440,258           $ 1,275,108        $ 1,425,918        $ 1,262,988
 Average loans                                             $ 8,341,490           $ 7,548,257        $ 8,153,378        $ 7,521,485
 Average total deposits                                    $ 9,786,525           $ 9,397,845        $ 9,724,292        $ 9,216,104
 Average demand deposits                                   $ 1,586,248           $ 1,799,249        $ 1,740,263        $ 1,721,443
 Loans held for sale (Period end)                             $ 74,410              $ 79,034           $ 74,410           $ 79,034
 Loans held for sale (Average)                                $ 47,506              $ 97,348           $ 41,476           $ 84,718
 Tax equivalent adjustment                                     $ 1,245               $ 1,089            $ 2,501            $ 2,286
 Preferred stock dividends - BOKF                                  $ -                 $ 375              $ 375              $ 750
 Period end common shares O/S                               66,454,330            59,163,047         66,454,330         59,163,047
 Period end fully diluted shares                            67,075,671            66,736,157         67,075,671         66,736,157
 Number of days in period                                           91                    91                181                182


 Tangible Book Value per Common Share                          $ 18.37               $ 16.86            $ 17.53            $ 16.89
                                                         ==============     =================   ================    ===============

 Stock Buy Back Program:
 Stock buy back # shares                                        30,000                     -             59,700                  -
 Stock buy back account                                    $ 1,250,704                   $ -        $ 2,439,321                $ -
                                                         --------------     -----------------   ----------------    ---------------
   Average price per share                                     $ 41.69                   $ -            $ 40.86                $ -
                                                         ==============     =================   ================    ===============

 Mortgage Banking:
   Mortgage servicing portfolio                            $ 4,040,178           $ 4,127,875
   Mortgage loan fundings during quarter                     $ 218,678             $ 197,150          $ 337,427          $ 356,791
   Mortgage loan refinances to total fundings                   24.08%                36.78%             26.99%             39.47%

 Trust Assets:
   Total trust assets                                     $ 25,971,994          $ 22,938,606
